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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 29, 2003
                                 --------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                    000-28761                       88-0380546
     ------                    ---------                       ----------
(State or Other          (Commission File Number)            (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                   33433
---------------------------------------------------                   -----
(Address of Principal Executive Offices)                            (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ________________________
             (Former Name or Address, if Changed Since Last Report)

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Item 1(b).  Changes in Control of Registrant.

On April 30, 2003, JAG Media Holdings, Inc. (the "Company") entered into a second amendment to that certain Letter of Intent, dated February 14, 2003 (as amended April 15, 2003, the "Letter of Intent"), to acquire OIL@WORK Group, Inc.("OIL@WORK"), pursuant to which the Company and OIL@WORK agreed to extend the Termination Date (as defined in the Letter of Intent) to May 30, 2003.

A copy of the Letter of Intent was previously filed on February 18, 2003 with the Securities and Exchange Commission as Exhibit 99.2 to the Company's Current Report on Form 8-K. A copy of the First Amendment to the Letter of Intent was previously filed on April 15, 2003 with the Securities and Exchange Commission as Exhibit 99.1 to the Company's Current Report on Form 8-K. A copy of the Second Amendment to the Letter of Intent is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.     Other Events.

On April 29, 2003, the Company issued a press release announcing an update regarding the status of its recently declared stock dividend. A copy of the press release of the Company is attached hereto as Exhibit 99.2 and incorporated by reference herein.



Item 7.     Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1 Second Amendment to Letter of Intent, dated April 30, 2003, among the Company, OIL@WORK and certain stockholders of OIL@WORK.

99.2        Press Release of the Company, dated April 29, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JAG MEDIA HOLDINGS, INC.


Date: April 30, 2003                       By: /s/ Thomas J. Mazzarisi
                                               -----------------------
                                               Name:  Thomas J. Mazzarisi
                                               Title: Executive Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.    Description                                                 Page
-----------    -----------                                                 ----
99.1           Second Amendment to Letter of Intent, dated April 30,
               2003, among the Company, OIL@WORK and certain stockholders
               of OIL@WORK                                                   5

99.2           Press Release of the Company, dated April 29, 2003.           7


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